Agreement dated December 6, 2000, by and between
                   Adobe Systems Incorporated and the Company

ADOBE
LOGO

December 6, 2000

Guy Gecht
CEO, Electronics For Imaging, Inc.
303 Velocity Way
Foster City, CA 94404


RE: Adobe PostScript Royalties

Dear Guy:

As per our conversation of this morning, following is a revised letter outlining the terms and conditions Adobe will apply to a new pricing model for EFI.

Terms:

The following pricing structure applies to products sold by EFI that utilize Adobe PostScript (PS). [ *** ] Royalty payments are calculated at the end of each quarter.


                                    [ *** ]



This new pricing structure and its attached terms will be effective December 1, 2000. If signed and returned to Adobe by midnight, December 6, 2000. These rates are effective through June 30, 2002. At that time EFI and Adobe may have entered into another pricing agreement. If EFI and Adobe have not entered into another pricing structure, the pricing presented here shall remain in effect until such time that another pricing structure is agreed upon.



[ *** ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EFI and Adobe also agree that for each quarter and each category, EFI shall pay royalties to Adobe based on the above new rates on a segment by segment, quarter by quarter basis [ *** ].

Guy, as discussed today, in the interests of moving our business forward, Adobe has given consideration to the many issues you and your team have raised over the past several weeks. [ *** ]. I look forward to our meeting in early January.



Yours sincerely,
Adobe Systems Incorporated

/s/ Bruce Chizen
--------------------------
Bruce Chizen
President



Agreed and Acknowledged

By: /s/ Guy Gecht
   ------------------------
        Guy Gecht
        CEO, Electronics For Imaging, Inc.


Date:   6 December 2000
     ----------------------

Cc:      Graham Fronman
         Richard Grant
         Susan Schultz
         Fred Rosenzweig
         Jim Etheridge
         Jackson Chen

[ *** ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKET, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.